U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): Sept. 20, 2018

RENEWABLE ENERGY & POWER, INC.
(Name of Small Business Issuer as Specified in Its Charter)

Nevada	000-23731	46-1294868
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3395 W. Cheyenne Ave. #111B

N. Las Vegas, NV 89032

(Address of principal executive offices)

(702) 685-9524

(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

On September 18, 2018 Renewable Energy and Power, Inc. received a notice of JSJ Investments having received a writ of garnishment against JP Morgan Chase Bank for settlement of a judgement for $504,423.81 plus interest and costs.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Renewable Energy and Power, Inc.

Dated: September 20, 2018	By:	/s/ Donald MacIntyre
Donald MacIntyre
CEO and President

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